UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Item 1. Report to Shareholders

Target 2030 Fund	November 30, 2016

The views and opinions in this report were current as of November 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks generated solid overall gains against a turbulent market backdrop in the six months ended November 30, 2016. Sluggish economic growth and Brexit-related uncertainty weighed on European equities, while renewed government stimulus measures boosted Japanese stocks. Equities in emerging markets benefited from stabilization in prices for oil and other commodities and posted healthy gains. U.S. investment-grade debt was slightly negative overall, while high yield bonds recorded solid gains. International developed markets debt declined for the period, while emerging markets bonds were modestly positive.

Against this backdrop, all of the T. Rowe Price Target Funds recorded gains for the semiannual reporting period. The funds’ performance generally trailed their combined index portfolios and S&P target date indexes. Results versus the funds’ Lipper peer group averages were mixed.

MARKET ENVIRONMENT

U.S. equities recorded solid overall gains in a volatile six-month reporting period. The UK’s June decision to leave the European Union (EU) surprised many observers and briefly rattled U.S. markets. Stocks regained their losses quickly, and equities appreciated through the end of September. Stabilization in global commodities prices and indications that the Federal Reserve (Fed) would take a gradual approach in normalizing U.S. interest rates supported equities markets, as did renewed economic stimulus measures in Europe and Japan. Markets gave back some gains in October in the lead-up to the hotly contested U.S. elections, but they surged higher in November after Donald J. Trump’s victory increased expectations for pro-growth economic policies, including fiscal spending, tax cuts, and deregulation. According to various Russell indexes, U.S. small-cap stocks posted the largest gains for the semiannual reporting period, followed by mid-caps and large-caps. Value shares significantly outpaced growth stocks across all market capitalization ranges.

Your Target Funds at Work

The T. Rowe Price Target Funds offer a professionally managed, age-appropriate balance of stocks and bonds, with an investment mix that shifts automatically over time to help shareholders accumulate assets prior to retirement and support income over a moderate time horizon after retirement. Our Target Funds seek the highest total return over time consistent with an emphasis on both capital appreciation and income generation by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds.

Weighted %
100
80
60
40
20
0
Stocks
Bonds
45+
40
35
30
25
20
15
10
5
Retirement
(Assumes Age 65)
5
10
15
20
25
30
35
40+
YEARS TO RETIREMENT
YEARS PAST RETIREMENT

The Target Glide Path

Our suite of Target Funds features an asset allocation glide path that automatically adjusts each fund's investment mix over time, reducing exposure to stocks and increasing exposure to bonds as the target date approaches and continuing to adjust the investment mix 30 years into retirement. This strategy utilizes a stock allocation—typically around 42.5% at the expected retirement date—to address risks posed by inflation and longer life spans, with the balance in a mix of bonds to reduce the risk of principal loss around and after the target retirement date. Each fund reaches its most conservative planned allocation 30 years after its stated retirement year. At this point, the allocation to stocks is fixed at 20%, with the remainder in bonds. This approach may be appropriate for investors who are willing to accept modest growth potential in exchange for reduced volatility and portfolio stability around the target date.

Asset Allocations

The strategic allocations reflected in the Target Funds' glide path are referred to as "neutral" allocations and can be found in the glossary following this letter. Periodically, T. Rowe Price's Asset Allocation Committee, which includes some of the firm's most senior investment professionals, makes modest tactical changes to the neutral allocations based on its assessment of global economic and market conditions, resulting in "target" allocations. The "actual" allocations may differ from the target allocations due to market conditions, the trading environment, and other factors. Target and actual allocations for each fund appear later in this report.

European shares fell during the period. The region’s markets tumbled in the immediate aftermath of Brexit but soon rallied amid hopes that policymakers in Europe and elsewhere would implement renewed monetary and fiscal stimulus to support fragile economic growth. Momentum faltered toward the end of our reporting period due to concerns that monetary policymakers might have reached a limit in their ability to provide effective stimulus, and markets fell in November as the U.S. dollar strengthened considerably in the wake of the U.S. elections.

Japanese shares posted solid gains for the period. Over the summer, Japan’s government announced a stimulus package in its latest effort to boost economic growth and boost inflation. In September, the Bank of Japan (BoJ) announced that it would target yield levels to mitigate negative policy effects on long-term interest rates and again extended the time line for reaching its 2% inflation target. Japan’s economy remains challenged by weak consumption, tepid wage growth, low inflation, and pressures on exports caused by a stronger yen.

Emerging markets stocks posted strong gains, helped by stabilization in prices for oil and other commodities. Signs of steady economic growth in China and the continuation of accommodative monetary policies across most of the developed world were also supportive. Developing markets stocks fell sharply in November, however, as the U.S. dollar strengthened and interest rates spiked.

U.S. investment-grade bonds fell slightly for the semiannual period. Treasury yields dropped early in the period, with the 10-year yield hitting a low of 1.36% in early July, following an unexpectedly weak May employment report and the UK’s Brexit vote. Yields later began rising on speculation that the European Central Bank (ECB) may begin tapering its asset purchases and on expectations that the Fed would proceed with rate hikes given stronger economic data. The Treasury sell-off intensified following the U.S. election as the market priced in higher growth, higher inflation, and higher debt levels under a Trump administration. Credit spreads generally tightened as risk appetite remained strong despite political uncertainty and higher Treasury rates. Higher oil prices and better corporate earnings also helped to lift sentiment. Lower-quality debt produced the strongest total returns, while higher-quality bonds with longer durations struggled in a rising rate environment.

International developed markets debt declined. The period began with significant Brexit-related volatility, but markets quickly rebounded on hopes that central banks would respond with additional accommodation. In October, concerns that the ECB and the BoJ had maxed out their ability to implement monetary stimulus fueled a sell-off across international developed markets sovereign bonds. The BoJ’s effort to keep the 10-year Japanese government bond’s yield at 0% resulted in a steep decline in trading activity. After November’s U.S. elections, yields on high-quality government bonds from European countries increased along with U.S. Treasury yields as investors began to anticipate that higher global inflation would weigh on fixed income returns.

Emerging markets bonds registered modest overall gains. Anticipation of a cautious approach for the Fed’s interest rate policy normalization and the rebound in oil prices boosted emerging markets bonds for much of the period, with both locally denominated and dollar-denominated debt posting strong returns. However, the asset class suffered record investor outflows in November after the U.S. presidential election amid concerns about the impact of a stronger U.S. dollar and higher U.S. interest rates.

Most currencies weakened against the U.S. dollar. Among developed markets, Japan’s yen and the euro fell approximately 2.7% and 4.7%, respectively, while the British pound tumbled 14.2%. Brazil’s real was a notable exception among emerging markets currencies and rose against the dollar, benefiting from higher commodity prices and stabilization in the country’s volatile political environment.

PORTFOLIO REVIEW AND POSITIONING

Security selection in our underlying portfolios was the largest detractor from the funds’ performance versus their combined index portfolios for the six-month reporting period. Among equities, our U.S. large-cap value and international developed markets value portfolios weighed the most on results. Our emerging markets equities, real assets stocks, and U.S. small-cap value shares also detracted from results. These drags were partially offset by our international developed markets growth stocks and our U.S. large-cap growth portfolio. Among our fixed income portfolios, negative selection in high yield bonds was offset by beneficial selection in our emerging markets bonds.

Diversifying allocations to sectors and asset classes not included in the funds’ combined index portfolio benchmarks helped relative performance for the semiannual period. Allocations to real assets stocks and high yield debt, both of which have significant exposure to the energy and natural resources sectors, had a positive impact as global prices for oil and other commodities rebounded. Emerging markets bonds also benefited from a more stable environment for global commodities, and our exposure helped the funds’ relative results. These positive effects were partially offset by our positions in international developed markets debt, which struggled with sluggish economic growth and weakening currencies versus the U.S. dollar.

Tactical decisions to overweight or underweight asset classes had a modestly negative effect on relative results. We carried an overweight to international equities versus U.S. stocks for much of the period, and this weighed on results as U.S. stocks outperformed. Underweights to real assets versus global equities and U.S. small-caps versus domestic large-caps also weighed on results as these market areas performed relatively well. An overweight to emerging markets equities versus international developed markets equities for much of the period was modestly beneficial as emerging markets generally outperformed.

We have a neutral position in stocks relative to bonds. Equity markets are trending near record highs amid optimism about the potential for pro-growth policies from the Trump administration. The surge in equities coincides with the end of an earnings recession that lasted for five consecutive quarters. At current levels, equity valuations are modestly above historical averages, with declining profit margins and tepid earnings growth offering little support. That being said, low but durable economic growth should support most sectors. We expect modest returns from bonds as the current low-yield environment makes for a weak foundation, and rising U.S. interest rates should be a headwind for most fixed income sectors. Although many investors question their effectiveness, global central bank monetary policies are likely to remain broadly accommodative and should moderate downside risks to bonds. In addition, we expect the pace of U.S. interest rate increases to be gradual in light of subdued U.S. economic growth. The low to negative yields in many overseas bond markets mean that yield-hungry investors are likely to support healthy demand for higher-yielding U.S. debt.

Stock Performance
The funds’ broad equity portfolio rose in absolute terms for the six-month reporting period. Our U.S. equities were solidly positive and were led by double-digit gains in all of our small-cap portfolios, including core, growth, and value. Our international stock portfolios were slightly positive overall as gains in emerging markets equities were partially offset by losses in our developed markets growth and value portfolios.

Stock Positioning
We started the reporting period with an overweight position in international equities versus U.S. stocks but moved to a neutral position by the end of the reporting period. International developed markets remain supported by aggressive quantitative easing measures, and valuations appear attractive in many countries and sectors. However, the prospects for improved earnings growth overseas have moderated amid increased risks to global economic growth and trade. In Europe, uncertainty resulting from Brexit and upcoming elections and referendums in several countries are likely to weigh on business capital spending for an extended period. The potential for significant fiscal stimulus in Europe is challenged by the willingness and ability of many highly indebted countries to pursue such measures. Emerging markets are showing signs of stabilization, but the recent rise in developed markets interest rates and a stronger U.S. dollar pose risks to capital flows. We note that increased fiscal spending in the U.S. and other major developed markets could support emerging markets growth if it boosts global trade and commodities demand.

Among U.S. equities, we maintained a modest overweight to growth versus value throughout the period. Growth stocks feature more attractive valuations and should benefit more from expectations for a protracted period of low economic growth. The strong postelection rally in many U.S. value sectors appears to be pricing in the most optimistic of pro-growth scenarios. Although increased spending, lower taxes, and deregulation are likely to support cyclical sectors such as financials and energy, the ultimate scope of such measures and their prospects for congressional approval remain uncertain. We favor large-cap stocks over small-caps, but we reduced the size of our overweight as relative valuations moved closer to their historical averages. We note that higher U.S. fiscal spending and lower corporate taxes could benefit small-caps more than large-caps, while a stronger U.S. dollar could weigh more heavily on large-caps due to their larger exposure to foreign trade.

Within international equities, we maintained an overweight position in emerging markets equities versus developed markets stocks for much of the period but moved to an underweight in emerging markets in the period’s closing weeks. Valuations in emerging markets appear broadly attractive, but their economies and capital flows are vulnerable to rising interest rates in developed markets, a strengthening U.S. dollar, and the potential for protectionist trade policies in key markets. We favor value over growth stocks as certain growth sectors appear increasingly expensive. Valuations for value sectors are broadly attractive, but certain sectors such as financials and energy continue to face headwinds. (Please note an upcoming name change for one of the Target Funds’ underlying investments: The International Growth & Income Fund will become the International Value Equity Fund effective January 1, 2017. The fund’s name is being changed to better align it with similarly managed funds at T. Rowe Price. Its investment objective and approach will remain unchanged.)

We increased the size of our underweight to real assets stocks relative to global equities. Despite recent stabilization, we remain cautious on the longer-term prospects for energy and commodity prices given our concerns about a secular global supply/demand imbalance and the impacts of weak global growth and trade. Fundamentals for developed markets real estate investment trusts (REITs) appear generally solid, supported by modest economic growth and limited supply. Since the U.S. elections, inflation expectations and interest rates have risen, and markets anticipate a reflationary impact from pro-growth economic policies. We note that a stronger U.S. dollar could dampen inflation as import prices fall and exports are pressured.

Bond Performance
Our broad fixed income allocation was roughly flat in absolute terms for the six-month reporting period. Gains in high yield and emerging markets bonds were offset by losses in our investment-grade and international developed markets debt portfolios.

Bond Positioning
We started the reporting period with a neutral position in high yield bonds versus U.S. investment-grade debt but ended with an overweight. High yield bonds offer an attractive risk/return alternative to investment-grade bonds given their yield advantage, as well as less downside risk versus equities. High yield bonds recovered from low levels seen earlier in the year, supported by rising prices for oil and other commodities. The current credit cycle is showing signs of aging, with increasing leverage, weakening corporate profitability, and low but rising default rates. However, stable economic growth and the potential for pro-growth economic policies should be supportive.

We moved from a neutral position in emerging markets bonds versus U.S. investment-grade bonds six months ago to an overweight in emerging markets at the end of the reporting period. Emerging markets bonds offer attractive yields and are supported by improving fundamentals. Emerging markets have benefited from stabilizing commodity prices, but there are increasing concerns about the potential impact of protectionist trade policies in some countries, rising developed markets interest rates, and a stronger U.S. dollar. We note the considerable disparity between emerging markets countries in their fiscal positions, political flexibility, and progress toward reforms, highlighting the importance of careful research and a selective approach.

We moved from a neutral position to an underweight in nondollar bonds relative to U.S. investment-grade bonds. The U.S. dollar is likely to strengthen versus other currencies after the U.S. elections due to expectations for increased fiscal spending, tax cuts, and the potential for protectionist trade policies. Aggressive quantitative easing in Europe and Japan has resulted in negative yields extending out bond maturities and produced an unfavorable risk/reward environment. With the effectiveness of monetary policies in these countries appearing limited, downside risk to their markets has increased.

PERFORMANCE COMPARISON

The Performance Comparison tables show the returns for each fund versus its combined index portfolio, which is composed of several indexes representing the underlying asset classes in which the funds invest. The tables also show the average returns for each fund’s respective Lipper target date category and, where available, each fund’s S&P target date index, providing a tool to measure the performance of our funds against those with similar objectives. Please note that returns for each fund’s Advisor and I Class shares may vary.

OUTLOOK

U.S. economic growth is likely to improve in the coming year. Donald Trump’s election victory and the continued Republican control of Congress have increased expectations for pro-growth policies. Inflation is trending higher, supported by higher energy prices, a stronger labor market, and rising wages. The Fed raised interest rates in December after the end of our reporting period, with expectations for a modest pace for further tightening into next year. Although corporate leverage has increased, balance sheets outside of energy-related sectors appear healthy and provide flexibility in the use of capital to increase capital spending, engage in mergers and acquisitions, and return capital to shareholders. Companies are reporting low-single-digit profit increases in the third quarter of 2016, supported by positive earnings surprises across most sectors that ended the worst streak in quarterly earnings declines since the global financial crisis.

Expectations for European economic growth have been revised lower as consumer and corporate spending react to the uncertainties of Brexit and the EU works to stabilize its membership. The ECB is holding policy support at current levels, while acknowledging that risks remain skewed to the downside. The region’s economic recovery remains fragile and still faces a number of near-term risks in addition to Brexit, including heightened political uncertainty surrounding upcoming elections in France and Germany. Significant long-term structural issues, such as high debt, low inflation, and elevated unemployment, continue to plague growth in many European countries.

Japan’s economy expanded modestly in the third quarter of 2016, marking its third consecutive quarter of growth. However, Prime Minister Shinzo Abe’s efforts to reform the economy and stimulate growth remain challenged by weak consumption, tepid wage growth, and low inflation. The yen strengthened against the U.S. dollar for much of the period and weighed on exports and corporate profitability, although a weakening trend over the period’s closing months provided a boost to exports. While investors have been skeptical of Mr. Abe’s and the BoJ’s progress on stimulating economic growth and inflation, Japanese corporations are showing positive movement toward improving corporate governance and enhancing shareholder value.

Overall economic growth in emerging markets is showing signs of improvement. However, country-specific conditions vary in terms of economic growth, monetary and fiscal policy flexibility, dependence on commodity exports, and progress toward structural reforms. A proliferation of protectionist policies could weigh on global trade while higher interest rates and a stronger U.S. dollar could contribute to capital outflows. After rebounding from lows reached at the start of the year, many emerging markets currencies fell sharply following the U.S. elections. China’s economy continues to expand at a steady pace, and policymakers are using a number of fiscal and monetary policy tools to achieve their growth targets—currently between 6.5% and 7.0%—as they engineer an orderly transition to a consumer-based growth model.

Key risks to global markets include the impact from spreading populist and protectionist policies on political stability and global trade, the sustainability of energy prices, and global monetary policies. We believe that the broad diversification of our portfolios across asset classes, regions, and countries, as well as our ability to make tactical changes in the funds’ allocations should help us generate attractive risk-adjusted returns in an uncertain market environment.

Respectfully submitted,

Jerome A. Clark
Co-portfolio manager and member of the funds’ Investment Advisory Committee

Wyatt A. Lee
Co-portfolio manager and member of the funds’ Investment Advisory Committee

December 13, 2016

RISKS OF INVESTING

The Target Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index: An unmanaged index composed of U.S. Treasury inflation protected securities with maturities between one year and five years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Combined index portfolios: Unmanaged blended index portfolios created as custom benchmarks for each of the Target Funds. As of November 30, 2016, the combined index portfolios were composed of the following indexes:

●

Target 2005 Fund: 24.5% Russell 3000 Index, 45.0% Bloomberg Barclays U.S. Aggregate Bond Index, 20.0% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 10.5% MSCI All Country World Index ex USA.

●

Target 2010 Fund: 25.6% Russell 3000 Index, 43.5% Bloomberg Barclays U.S. Aggregate Bond Index, 20.0% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 10.9% MSCI All Country World Index ex USA.

●

Target 2015 Fund: 28.7% Russell 3000 Index, 39.0% Bloomberg Barclays U.S. Aggregate Bond Index, 20.0% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 12.3% MSCI All Country World Index ex USA.

●

Target 2020 Fund: 34.0% Russell 3000 Index, 33.5% Bloomberg Barclays U.S. Aggregate Bond Index, 18.0% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 14.5% MSCI All Country World Index ex USA.

●

Target 2025 Fund: 39.2% Russell 3000 Index, 30.0% Bloomberg Barclays U.S. Aggregate Bond Index, 14.0% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 16.8% MSCI All Country World Index ex USA.

●

Target 2030 Fund: 44.4% Russell 3000 Index, 29.0% Bloomberg Barclays U.S. Aggregate Bond Index, 7.5% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index and 19.1% MSCI All Country World Index ex USA.

●

Target 2035 Fund: 49.0% Russell 3000 Index, 27.5% Bloomberg Barclays U.S. Aggregate Bond Index, 2.5% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 21.0% MSCI All Country World Index ex USA.

●	Target 2040 Fund: 53.2% Russell 3000 Index, 24.0% Bloomberg Barclays U.S. Aggregate Bond Index, and 22.8% MSCI All Country World Index ex USA.
●	Target 2045 Fund: 56.7% Russell 3000 Index, 19.0% Bloomberg Barclays U.S. Aggregate Bond Index, and 24.3% MSCI All Country World Index ex USA.
●	Target 2050 Fund: 59.8% Russell 3000 Index, 14.5% Bloomberg Barclays U.S. Aggregate Bond Index, and 25.7% MSCI All Country World Index ex USA.
●	Target 2055 Fund: 62.3% Russell 3000 Index, 11.0% Bloomberg Barclays U.S. Aggregate Bond Index, and 26.7% MSCI All Country World Index ex USA.
●	Target 2060 Fund: 63.0% Russell 3000 Index, 10.0% Bloomberg Barclays U.S. Aggregate Bond Index, and 27.0% MSCI All Country World Index ex USA.

Credit Suisse High Yield Index: An unmanaged index designed to track the U.S. dollar-denominated high yield bond market.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI All Country World Index ex USA: An unmanaged index that measures equity market performance of developed and emerging countries, excluding the United States.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Neutral allocations: The asset allocations reflected in the Target Funds’ glide path are referred to as “neutral” allocations. As of November 30, 2016, the funds’ neutral allocations were as follows:

●	Target 2005 Fund: 35.0% stocks and 65.0% bonds.
●	Target 2010 Fund: 36.5% stocks and 63.5% bonds.
●	Target 2015 Fund: 41.0% stocks and 59.0% bonds.
●	Target 2020 Fund: 48.5% stocks and 51.5% bonds.
●	Target 2025 Fund: 56.0% stocks and 44.0% bonds.
●	Target 2030 Fund: 63.5% stocks and 36.5% bonds.
●	Target 2035 Fund: 70.0% stocks and 30.0% bonds.
●	Target 2040 Fund: 76.0% stocks and 24.0% bonds.
●	Target 2045 Fund: 81.0% stocks and 19.0% bonds.
●	Target 2050 Fund: 85.5% stocks and 14.5% bonds.
●	Target 2055 Fund: 89.0% stocks and 11.0% bonds.
●	Target 2060 Fund: 90.0% stocks and 10.0% bonds.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P target date indexes: A series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

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The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

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Portfolio of Investments (1)

(Cost and value in $000s)

	Percent of Net Assets	Shares	$ Value
EQUITY MUTUAL FUNDS 64.0%			
T. Rowe Price Growth Stock Fund (2)	12.0 %	393,375	21,376
T. Rowe Price Value Fund	11.1	580,563	19,803
T. Rowe Price Equity Index 500 Fund	10.6	317,574	18,864
T. Rowe Price Overseas Stock Fund	5.6	1,109,566	10,019
T. Rowe Price International Growth & Income Fund	5.4	739,117	9,527
T. Rowe Price International Stock Fund	5.1	581,531	8,985
T. Rowe Price Emerging Markets Stock Fund	2.7	153,115	4,868
T. Rowe Price Mid-Cap Value Fund	2.6	149,104	4,555
T. Rowe Price Mid-Cap Growth Fund (2)	2.3	51,348	4,009
T. Rowe Price Small-Cap Stock Fund	1.9	74,778	3,373
T. Rowe Price Small-Cap Value Fund	1.8	72,841	3,286
T. Rowe Price Real Assets Fund	1.6	265,715	2,872
T. Rowe Price New Horizons Fund (2)	1.3	49,559	2,308
Total Equity Mutual Funds (Cost $110,496)			113,845
BOND MUTUAL FUNDS 35.8%			
T. Rowe Price New Income Fund	19.7	3,734,970	34,997
T. Rowe Price Limited Duration Inflation Focused Bond Fund	7.4	2,614,154	13,202
T. Rowe Price High Yield Fund	3.3	881,904	5,794
T. Rowe Price Emerging Markets Bond Fund	3.0	448,314	5,411
T. Rowe Price International Bond Fund	2.4	516,095	4,309
Total Bond Mutual Funds (Cost $64,380)			63,713
SHORT-TERM INVESTMENTS 0.2%			
T. Rowe Price U.S. Treasury Money Fund, 0.01% (3)	0.2	387,001	387
Total Short-Term Investments (Cost $387)			387
Total Investments in Securities 100.0% of Net Assets (Cost $ 175,263)			$ 177,945

(1) Affiliated Company
(2) Non-income producing
(3) Seven-day yield

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/16	Value 5/31/16
T. Rowe Price Emerging Markets Bond Fund	$ 1,271	$ 412	$ 171	$ 5,411	$ 4,540
T. Rowe Price Emerging Markets Stock Fund	790	1,427	—	4,868	5,114
T. Rowe Price Equity Index 500 Fund	3,472	855	167	18,864	15,428
T. Rowe Price Growth Stock Fund	3,448	1,470	—	21,376	18,293
T. Rowe Price High Yield Fund	1,533	490	154	5,794	4,592
T. Rowe Price International Bond Fund	826	574	47	4,309	4,319
T. Rowe Price International Growth & Income Fund	1,423	933	—	9,527	9,020
T. Rowe Price International Stock Fund	1,326	442	—	8,985	8,121
T. Rowe Price Limited Duration Inflation Focused Bond Fund	2,804	729	—	13,202	11,059
T. Rowe Price Mid-Cap Growth Fund	812	145	—	4,009	3,201
T. Rowe Price Mid-Cap Value Fund	845	206	—	4,555	3,501
T. Rowe Price New Horizons Fund	713	79	—	2,308	1,487
T. Rowe Price New Income Fund	7,826	1,325	440	34,997	29,298
T. Rowe Price Overseas Stock Fund	1,667	923	—	10,019	9,122
T. Rowe Price Real Assets Fund	591	1,266	—	2,872	3,320

The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $175,263)	$	177,945
Receivable for shares sold		258
Due from affiliates		28
Other assets		52
Total assets		178,283
Liabilities		
Payable for investment securities purchased		221
Payable for shares redeemed		19
Due to affiliates		35
Other liabilities		50
Total liabilities		325
NET ASSETS	$	177,958
Net Assets Consist of:		
Undistributed net investment income	$	1,294
Accumulated undistributed net realized gain		445
Net unrealized gain		2,682
Paid-in capital applicable to 15,515,286 shares of $0.0001 par value capital stock outstanding; 15,000,000,000 shares of the Corporation authorized		173,537
NET ASSETS	$	177,958
NET ASSET VALUE PER SHARE		
Investor Class		
($150,908,302 / 13,148,468 shares outstanding)	$	11.48
Advisor Class		
($24,625,994 / 2,155,776 shares outstanding)	$	11.42
I Class		
($2,423,889 / 211,042 shares outstanding)	$	11.49

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

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Statement of Changes in Net Assets

($000s)

	6 Months Ended 11/30/16	Year Ended 5/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 807	$ 2,071
Net realized gain (loss)	(744)	1,398
Change in net unrealized gain / loss	4,744	(4,214)
Increase (decrease) in net assets from operations	4,807	(745)
Distributions to shareholders		
Net investment income		
Investor Class	–	(1,651)
Advisor Class	–	(246)
Net realized gain		
Investor Class	–	(1,846)
Advisor Class	–	(311)
Decrease in net assets from distributions	–	(4,054)
Capital share transactions*		
Shares sold		
Investor Class	29,668	60,001
Advisor Class	5,009	5,921
I Class	2,266	250
Distributions reinvested		
Investor Class	–	3,490
Advisor Class	–	549
Shares redeemed		
Investor Class	(13,164)	(16,664)
Advisor Class	(2,159)	(2,513)
I Class	(112)	–
Increase in net assets from capital share transactions	21,508	51,034
Net Assets		
Increase during period	26,315	46,235
Beginning of period	151,643	105,408
End of period	**$ 177,958**	**$ 151,643**

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target 2030 Fund (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change, and its asset mix will become more conservative over time. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Target 2030 Fund (Investor Class), the Target 2030 Fund–Advisor Class (Advisor Class), and the Target 2030 Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor and I Classes do not pay Rule 12b-1 fees. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Dividends received from underlying Price fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions generally are declared and paid by the fund annually.

Class Accounting Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On November 30, 2016, all of the investments in underlying Price funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the six months ended November 30, 2016, aggregated $34,791,000 and $12,508,000 respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2016, the cost of investments for federal income tax purposes was $177,594,000. Net unrealized gain aggregated $351,000 at period-end, of which $4,793,000 related to appreciated investments and $4,442,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price funds. The fund operates in accordance with an amended and restated investment management agreement (amended management agreement), between the corporation, on behalf of the fund, and Price Associates, under which expenses associated with the operation of the fund are borne by the fund. In addition to its own operating expenses, the fund indirectly bears its proportionate share of the management fees received by Price Associates and operating costs of the underlying Price funds in which it invests. Prior to February 1, 2016, the fund operated in accordance with the initial investment management agreement and a special servicing agreement between and among the corporation; the underlying Price funds; and Price Associates, under which operating expenses of the fund, other than class-specific Rule 12b-1 fees, were borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund.

Effective February 1, 2016, the Investor Class and Advisor Class are each subject to a contractual expense limitation (each a Class Limit) at the rates and through the limitation dates indicated in the table below; the Class Limits may be renewed, revised, or revoked only with approval of the fund’s Board. Each Class Limit contractually requires Price Associates to pay any (i) operating expenses (excluding interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the amended management agreement) (Direct Expenses), and (ii) the indirect expense impact from the fund’s investments in the underlying Price funds (Indirect Expenses), to the extent total Direct and Indirect Expenses exceed the Class Limit. Class Limits measure the total of Direct and Indirect Expenses on an annualized basis as a percentage of the class’s average daily net assets (effective expense ratio); Indirect Expenses are based on the actual expense ratio of each underlying Price fund weighted for the fund’s relative average investment therein. Each class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s effective expense ratio to exceed its Class Limit. However, no repayment will be made more than three years after the date of a payment.

The I Class is also subject to an expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all Direct Expenses (as previously defined) of the I Class to the extent such Direct Expenses, on an annualized basis, exceed 0.05% of the class’s average daily net assets. Indirect expenses are not subject to the I Class Limit. This agreement will continue until September 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class Limit. However, no repayment will be made more than three years after the date of a payment.

Pursuant to this agreement, $135,000 of expenses were paid by Price Associates during the six months ended November 30, 2016. Including these amounts, expenses previously paid by Price Associates in the amount of $221,000 remain subject to repayment by the fund at November 30, 2016.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended November 30, 2016, expenses incurred pursuant to these service agreements were $40,000 for Price Associates; $20,000 for T. Rowe Price Services, Inc.; and $58,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At November 30, 2016, the fund held less than 25% of the outstanding shares of any underlying Price fund.

As of November 30, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 23,923 shares of the I Class, representing 11% of the I Class’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date January 19, 2017